Exhibit 10.2

NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THIS SECURITY AND THE SECURITIES ISSUABLE UPON CONVERSION OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

Conversion Price (subject to adjustment herein): $0.05

Dated: August 27, 2021

$500,000

10% SENIOR SECURED CONVERTIBLE DEBENTURE

DUE AUGUST 27, 2026

THIS 10% SENIOR SECURED CONVERTIBLE DEBENTURE is a duly authorized and validly issued 10% Senior Secured Convertible Debenture of Legacy Education Alliance, Inc., a Nevada corporation (the “Company”), having its principal place of business at 1490 N.E. Pine Island Road, Suite 5D, Cape Coral, FL 33909, due August 27, 2026 (the “Debenture”).

FOR VALUE RECEIVED, the Company promises to pay to GLD Legacy Holdings, LLC, a Delaware limited liability company, or its registered assigns (the “Holder”), or shall have paid pursuant to the terms hereunder, the principal sum of $500,000 (the “Loan”) on the earlier of (i) the date a Liquidity Event occurs and (iii) August 27, 2026 (the earliest of such dates, the “Maturity Date”) or such earlier date as this Debenture is required or permitted to be repaid as provided hereunder, and to pay interest to the Holder on the aggregate unconverted and then outstanding principal amount of this Debenture in accordance with the provisions hereof. This Debenture is subject to the following additional provisions:

Section 1. Definitions. For the purposes hereof, in addition to the terms defined elsewhere in this Debenture, the following terms shall have the following meanings:

“Alternate Consideration” shall have the meaning set forth in Section 5(e).

“Affiliate” means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, controls or is controlled by or is under common control with the Person specified. For the purpose hereof, the term “control” shall mean the possession of the power to direct, or cause the direction of, the management and policies of a Person by contract or voting of securities or ownership interests.

“Bankruptcy Event” means any of the following events: (a) the Company or any Significant Subsidiary (as such term is defined in Rule 1-02(w) of Regulation S-X; provided, however, that that the term Significant Subsidiary shall not include the entities set forth on Schedule I attached hereto) thereof commences a case or other proceeding under any bankruptcy, reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction relating to the Company or any Significant Subsidiary thereof, (b) there is commenced against the Company or any Significant Subsidiary thereof any such case or proceeding that is not dismissed within 60 days after commencement, (c) the Company or any Significant Subsidiary thereof is adjudicated insolvent or bankrupt or any order of relief or other order approving any such case or proceeding is entered, (d) the Company or any Significant Subsidiary thereof suffers any appointment of any custodian or the like for it or any substantial part of its property that is not discharged or stayed within 60 calendar days after such appointment, (e) the Company or any Significant Subsidiary thereof makes a general assignment for the benefit of creditors, (f) the Company or any Significant Subsidiary thereof calls a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts, (g) the Company or any Significant Subsidiary thereof admits in writing that it is generally unable to pay its debts as they become due, (h) the Company or any Significant Subsidiary thereof, by any act or failure to act, expressly indicates its consent to, approval of or acquiescence in any of the foregoing or takes any corporate or other action for the purpose of effecting any of the foregoing.

“Beneficial Ownership Limitation” shall have the meaning set forth in Section 4(d).

“Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Buy-In” shall have the meaning set forth in Section 4(c)(v).

“Change of Control” means the occurrence of any one or more events that results in the Persons who, on the Original Issue Date, own more than 20% of the Common Stock ceasing to, directly or indirectly, have the power to (i) appoint a majority of the directors to the board (or similar governing body) of the Company or (ii) direct or cause the direction of the management or policies of the Company.

“Common Stock” means the Company’s common stock, par value $.0001 per share.

“Common Stock Equivalents” means any securities of the Company or any of its subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Conversion” shall have the meaning ascribed to such term in Section 4.

“Conversion Date” shall have the meaning set forth in Section 4(a).

“Conversion Price” shall have the meaning set forth in Section 4(b).

“Conversion Schedule” means the Conversion Schedule in the form of Schedule 1 attached hereto.

“Conversion Shares” means, collectively, the shares of Common Stock issuable upon conversion of this Debenture in accordance with the terms hereof. The Company acknowledges that all Conversion Shares shall be issued pursuant to an exemption from Registration under the Securities Act provided by Section 3(a) (9) thereof.

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“Debenture Register” shall have the meaning set forth in Section 2(c).

“Event of Default” shall have the meaning set forth in Section 8(a).

“Exempt Issuance” means the issuance of (a) shares of Common Stock or options to employees, officers or directors of the Company pursuant to any stock or option plan duly adopted for such purpose, by a majority of the non-employee members of the Board of Directors or a majority of the members of a committee of non-employee directors established for such purpose for services rendered to the Company, (b) securities upon the exercise or exchange of or conversion of any Securities issued hereunder, warrants to the Placement Agent in connection with the transactions pursuant to this Agreement (if any) and any securities upon exercise of warrants to the Placement Agent and/or other securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the date of this Agreement, provided that such securities have not been amended since the date of this Agreement to increase the number of such securities or to decrease the exercise price, exchange price or conversion price of such securities (other than in connection with stock splits or combinations) or to extend the term of such securities, and (c) securities issued pursuant to acquisitions or strategic transactions approved by a majority of the disinterested directors of the Company, provided that such securities are issued as “restricted securities” (as defined in Rule 144) and carry no registration rights that require or permit the filing of any registration statement in connection therewith during the six months after the Original Issue Date, and provided that any such issuance shall only be to a Person (or to the equity holders of a Person) which is, itself or through its subsidiaries, an operating company or an owner of an asset in a business synergistic with the business of the Company and shall provide to the Company additional benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital in an amount in aggregate in excess of $500,000 in one or in a series of related transactions or to an entity whose primary business is investing in securities.

“Fundamental Transaction” shall have the meaning set forth in Section 5(e).

“GLD Director” means a member of the Company’s Board of Directors nominated by GLD Legacy Holdings, LLC (“GLD”) and appointed by the Company within five (5) business dates of the submission of the nomination by GLD to the Company’s Nominating and Governance Committee along with such biographical information regarding the GLD Director candidate as the Company’s Nominating and Governance Committee may reasonably request.

“Indebtedness” means, at any time, without duplication, all obligations of the Company or any of its subsidiaries: (i) for borrowed money or with respect to deposits or advances of any kind, other than deposits or advances received by the Company or any of its subsidiaries for services to be rendered or goods to be sold in the ordinary course of business, (ii) evidenced by bonds, debentures, notes or other similar instruments, (iii) for the deferred purchase price of property or services, except accounts payable arising in the ordinary course of business, (iv) under conditional sale or other title retention agreements relating to property purchased by the Company or any of its subsidiaries, except those incurred in the ordinary course of business, (v) with respect to interest rate or currency protection agreements, (vi) under a lease that is required to be capitalized for financial reporting purposes in accordance with U.S. generally accepted accounting principles, (vii) for the face amount of all letters of credit and all drafts drawn thereunder; (viii) as an account party in respect of bankers’ acceptances, (ix) relating to the obligations of any other persons that are secured by property or assets of the Company or any of its subsidiaries; or (x) relating to any guarantee issued by the Company or any of its subsidiaries.

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“Late Fees” shall have the meaning set forth in Section 2(c).

“LET” shall mean Legacy EdTech, Inc., a Delaware corporation.

“Liquidity Event” means: (a) the transfer of all or substantially all of the property or assets of the Company and its subsidiaries (other than LET and its successors and assigns) taken as a whole, (b) the merger or consolidation of the Company with another Person (other than a subsidiary of the Company) where the Company is not the surviving or successor entity, (c) a Change of Control shall occur, (d) the division, liquidation or winding up of the Company, or (e) the receipt by the Company or any of its subsidiaries of aggregate insurance proceeds received in connection with one or more related events under any property insurance policy or business interruption insurance policy or any award or other compensation received with respect to any eminent domain, condemnation of property or similar proceedings (or any transfer or disposition of property in lieu of condemnation), if the amount of such aggregate insurance proceeds or award or other compensation equals or exceeds the outstanding principal amount of this Debenture.

“Mandatory Default Amount” means the sum of (a) the greater of (i) the outstanding principal amount of this Debenture, plus all accrued and unpaid interest hereon, divided by the Conversion Price on the date the Mandatory Default Amount is either (A) demanded (if demand or notice is required to create an Event of Default) or otherwise due or (B) paid in full, whichever has a lower Conversion Price, multiplied by the VWAP on the date the Mandatory Default Amount is either (x) demanded or otherwise due or (y) paid in full, whichever has a higher VWAP, or (ii) 130% of the outstanding principal amount of this Debenture, plus 100% of accrued and unpaid interest hereon, and (b) all other amounts, costs, expenses and liquidated damages due in respect of this Debenture.

“New York Courts” shall have the meaning set forth in Section 9(d).

“Notice of Conversion” shall have the meaning set forth in Section 4(a).

“Original Issue Date” means the date of this Debenture, regardless of any transfers of this Debenture and regardless of the number of instruments which may be issued to evidence such Debenture.

“Person” means any individual, partnership, limited liability company, corporation, trust, joint venture, joint stock company, association, unincorporated organization, government or agency or political subdivision thereof, or other entity.

“Pledged Equity” means 100% of the issued and outstanding equity interests of each US domestic subsidiary directly owned by the Company (other than LET, its successors and assigns), in each case together with the certificates (or other agreements or instruments), if any, representing such shares, and all options and other rights, contractual or otherwise, with respect thereto.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Share Delivery Date” shall have the meaning set forth in Section 4(c)(ii).

“Successor Entity” shall have the meaning set forth in Section 5(e).

“Trading Day” means a day on which the principal Trading Market is open for trading.

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“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange, (or any successors to any of the foregoing).

“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if OTCQB or OTCQX is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on OTCQB or OTCQX as applicable, (c) if the Common Stock is not then listed or quoted for trading on OTCQB or OTCQX and if prices for the Common Stock are then reported on The Pink Open Market (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Holder and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

“Warrants” means the common stock purchase warrants to be issued to the Holder upon each conversion of this Debenture, in the form of Exhibit A hereto.

Section 2. Principal and Interest.

a) Optional Additional Loans by the Holder. At the sole and complete discretion of the Holder, the Holder may, at the Holder’s option at any time prior to December 1, 2023, on not less than five Business Days’ notice to the Company, make additional loans to the Company in principal amounts of not less than $300,000 each and in an aggregate principal amount not to exceed $500,000 (individually, an “Additional Loan” and collectively, “Additional Loans”). Prior to the Holder making any such additional loan to the Company, the Company shall execute and deliver to the Holder a Debenture, substantially in the form of this Debenture in the principal amount of such additional loan, as well as such additional documents and instruments as the Holder shall request.

b) Payment of Interest in Cash. The Company shall pay interest to the Holder on the aggregate unconverted and then outstanding principal amount of this Debenture at the rate of 10% per annum, payable on the Maturity Date in cash or, with the written consent of the Holder, in an equivalent value in shares of Common Stock of the Company based upon a $0.05 / share price.

c) Interest Calculations. Interest shall be calculated on the basis of a 360-day year, consisting of twelve 30 calendar day periods, and shall accrue daily commencing on the Original Issue Date until payment in full of the outstanding principal, together with all accrued and unpaid interest, liquidated damages and other amounts which may become due hereunder, has been made, and shall be compounded annually. Interest shall cease to accrue with respect to any principal amount converted, provided that, the Company actually delivers the Conversion Shares within the time period required by Section 4(c)(ii) herein. Interest hereunder will be paid to the Person in whose name this Debenture is registered on the records of the Company regarding registration and transfers of this Debenture (the “Debenture Register”).

d) Late Fee. All overdue accrued and unpaid interest to be paid hereunder shall entail a late fee at an interest rate equal to the lesser of 18% per annum or the maximum rate permitted by applicable law (the “Late Fees”) which shall accrue daily from the date such interest is due hereunder through and including the date of actual payment in full.

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e) Prepayment. Except as otherwise set forth in this Debenture, the Company may not prepay any portion of the principal amount of this Debenture or interest accruing thereon without the prior written consent of the Holder.

Section 3. Registration of Transfers and Exchanges.

a) Different Denominations. This Debenture is exchangeable for an equal aggregate principal amount of Debentures of different authorized denominations, as requested by the Holder surrendering the same. No service charge will be payable for such registration of transfer or exchange.

b) Reliance on Debenture Register. Prior to due presentment for transfer to the Company of this Debenture, the Company and any agent of the Company may treat the Person in whose name this Debenture is duly registered on the Debenture Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Debenture is overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.

Section 4. Conversion.

a) Voluntary Conversion. At any time after the Original Issue Date until this Debenture is no longer outstanding, this Debenture and any accrued but unpaid interest shall be convertible, in whole or in part, into shares of Common Stock and an equal number of Warrants to purchase Common Stock at the option of the Holder, at any time and from time to time (subject to the conversion limitations set forth in Section 4(d) hereof). The Holder shall effect conversions by delivering to the Company a Notice of Conversion, the form of which is attached hereto as Annex A (each, a “Notice of Conversion”), specifying therein the principal amount of this Debenture to be converted and the date on which such conversion shall be effected (such date, the “Conversion Date”). If no Conversion Date is specified in a Notice of Conversion, the Conversion Date shall be the date that such Notice of Conversion is deemed delivered hereunder. No ink-original Notice of Conversion shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Conversion form be required. To effect conversions hereunder, the Holder shall not be required to physically surrender this Debenture to the Company unless the entire principal amount of this Debenture, plus all accrued and unpaid interest thereon, has been so converted in which case the Holder shall surrender this Debenture as promptly as is reasonably practicable after such conversion without delaying the Company’s obligation to deliver the shares on the Share Delivery Date. Conversions hereunder shall have the effect of lowering the outstanding principal amount of this Debenture in an amount equal to the applicable conversion. The Holder and the Company shall maintain records showing the principal amount(s) converted and the date of such conversion(s). The Company may deliver an objection to any Notice of Conversion within one (1) Business Day of delivery of such Notice of Conversion. In the event of any dispute or discrepancy, the records of the Holder shall be controlling and determinative in the absence of manifest error. The Holder, and any assignee by acceptance of this Debenture, acknowledge and agree that, by reason of the provisions of this paragraph, following conversion of a portion of this Debenture, the unpaid and unconverted principal amount of this Debenture may be less than the amount stated on the face hereof.

b) Conversion Price. The conversion price in effect on any Conversion Date shall be equal to $0.05, subject to adjustment herein (the “Conversion Price”).

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c) Mechanics of Conversion.

i. Conversion Shares and Warrants Issuable Upon Conversion of Principal Amount. The number of Conversion Shares and Warrants issuable upon a conversion hereunder shall be determined by the quotient obtained by dividing (x) the outstanding principal amount of this Debenture (plus any accrued but unpaid interest elected to be converted by the Holder) to be converted by (y) the Conversion Price.

ii. Delivery of Conversion Shares and Warrants Upon Conversion. After each Conversion Date the Company shall deliver, or cause to be delivered not later than 10 Trading Days after the Conversion Date (the “Share Delivery Date”), to the Holder (A) the Conversion Shares which, on or after the earlier of (i) the six month anniversary of the Original Issue Date or (ii) the effective date of a resale registration statement, shall be free of restrictive legends and trading restrictions representing the number of Conversion Shares being acquired upon the conversion of this Debenture and (B) a bank check in the amount of accrued and unpaid interest (unless the Holder has elected to convert unpaid interest into Conversion Shares), and a paper certificate for the number of Warrants to be issued to the Holder upon such conversion. The Company shall deliver any Conversion Shares required to be delivered by the Company under this Section 4(c) electronically through the Depository Trust Company or another established clearing corporation performing similar functions.

iii. Failure to Deliver Conversion Shares. If, in the case of any Notice of Conversion, such Conversion Shares are not delivered to or as directed by the applicable Holder by the Share Delivery Date, the Holder shall be entitled to elect by written notice to the Company at any time on or before its receipt of such Conversion Shares, to rescind such Conversion, in which event the Company shall promptly return to the Holder any original Debenture delivered to the Company and the Holder shall promptly return to the Company the Conversion Shares issued to such Holder pursuant to the rescinded Conversion Notice.

iv. Obligation to Deliver Shares. The Company shall be obligated to use best efforts to issue and deliver the Conversion Shares upon conversion of this Debenture in accordance with the terms hereof, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other Person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with the issuance of such Conversion Shares; provided, however, that such delivery shall not operate as a waiver by the Company of any such action the Company may have against the Holder. In the event the Holder of this Debenture shall elect to convert any or all of the outstanding principal amount hereof, the Company may not refuse conversion based on any claim that the Holder or anyone associated or affiliated with the Holder has been engaged in any violation of law, agreement or for any other reason, unless an injunction from a court, on notice to Holder, restraining and or enjoining conversion of all or part of this Debenture shall have been sought and obtained, and the Company shall not be required to post a surety bond. In the absence of such injunction, the Company shall issue Conversion Shares or, if applicable, cash, upon a properly noticed conversion. Nothing herein shall limit a Holder’s right to pursue actual damages or declare an Event of Default pursuant to Section 8 hereof for the Company’s failure to deliver Conversion Shares within the period specified herein and the Holder shall have the right to pursue all remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief. The exercise of any such rights shall not prohibit the Holder from seeking to enforce damages pursuant to any other Section hereof or under applicable law.

v. Reservation of Shares Issuable Upon Conversion. The Company covenants that it will at all times reserve and keep available out of its authorized and unissued shares of Common Stock for the sole purpose of issuance upon conversion of this Debenture and payment of interest on this Debenture, each as herein provided, free from preemptive rights or any other actual contingent purchase rights of Persons other than the Holder (and the other holders of the Debentures), not less than such aggregate number of shares of the Common Stock as shall be issuable (taking into account the adjustments and restrictions of Section 5) upon the conversion of the then outstanding principal amount of this Debenture and payment of interest hereunder. The Company covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly authorized, validly issued, fully paid and nonassessable and, if the Registration Statement is then effective under the Securities Act, shall be registered for public resale in accordance with such Registration Statement (subject to such Holder’s compliance with its obligations under the Registration Rights Agreement).

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vi. Fractional Shares. No fractional shares or scrip representing fractional shares shall be issued upon the conversion of this Debenture. As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such conversion, the Company shall at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Conversion Price or round up to the next whole share.

vii. Transfer Taxes and Expenses. The issuance of Conversion Shares on conversion of this Debenture shall be made without charge to the Holder hereof for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such Conversion Shares, provided that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such Conversion Shares upon conversion in a name other than that of the Holder of this Debenture so converted and the Company shall not be required to issue or deliver such Conversion Shares unless or until the Person or Persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid. The Company shall pay all Transfer Agent fees required for same-day processing of any Notice of Conversion and all fees to the Depository Trust Company (or another established clearing corporation performing similar functions) required for same-day electronic delivery of the Conversion Shares.

d) Holder’s Conversion Limitations. The Company shall not effect any conversion of this Debenture, and a Holder shall not have the right to convert any portion of this Debenture, to the extent that after giving effect to the conversion set forth on the applicable Notice of Conversion, the Holder (together with the Holder’s Affiliates, and any other Persons acting as a group together with the Holder or any of the Holder’s Affiliates (such Persons, “Attribution Parties”)) would beneficially own in excess of the Beneficial Ownership Limitation (as defined below).  For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its Affiliates and Attribution Parties shall include the number of shares of Common Stock issuable upon conversion of this Debenture with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which are issuable upon (i) conversion of the remaining, unconverted principal amount of this Debenture beneficially owned by the Holder or any of its Affiliates or Attribution Parties and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company subject to a limitation on conversion or exercise analogous to the limitation contained herein (including, without limitation, any other Debentures or the Warrants) beneficially owned by the Holder or any of its Affiliates or Attribution Parties.  Except as set forth in the preceding sentence, for purposes of this Section 4(d), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder.  To the extent that the limitation contained in this Section 4(d) applies, the determination of whether this Debenture is convertible (in relation to other securities owned by the Holder together with any Affiliates and Attribution Parties) and of which principal amount of this Debenture is convertible shall be in the sole discretion of the Holder, and the submission of a Notice of Conversion shall be deemed to be the Holder’s determination of whether this Debenture may be converted (in relation to other securities owned by the Holder together with any Affiliates or Attribution Parties) and which principal amount of this Debenture is convertible, in each case subject to the Beneficial Ownership Limitation. To ensure compliance with this restriction, the Holder will be deemed to represent to the Company each time it delivers a Notice of Conversion that such Notice of Conversion has not violated the restrictions set forth in this paragraph and the Company shall have no obligation to verify or confirm the accuracy of such determination.  In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 4(d), in determining the number of outstanding shares of Common Stock, the Holder may rely on the number of outstanding shares of Common Stock as stated in the most recent of the following: (i) the Company’s most recent periodic or annual report filed with the Commission, as the case may be, (ii) a more recent public announcement by the Company, or (iii) a more recent written notice by the Company or the Company’s transfer agent setting forth the number of shares of Common Stock outstanding.  Upon the written or oral request of a Holder, the Company shall within one Trading Day confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding.  In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Debenture, by the Holder or its Affiliates since the date as of which such number of outstanding shares of Common Stock was reported. The “Beneficial Ownership Limitation” shall be 19.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon conversion of this Debenture held by the Holder.  The Beneficial Ownership Limitation provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 4(d) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation contained herein or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of this Debenture.

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Section 5. Certain Adjustments.

(a) Stock Dividends and Stock Splits. If the Company, at any time while this Debenture is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions payable in shares of Common Stock on shares of Common Stock or any Common Stock Equivalents (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company upon conversion of, or payment of interest on, the Debentures), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of a reverse stock split) outstanding shares of Common Stock into a smaller number of shares or (iv) issues, in the event of a reclassification of shares of the Common Stock, any shares of capital stock of the Company, then the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding any treasury shares of the Company) outstanding immediately before such event, and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to this Section shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification

(b) Subsequent Equity Sales. If, at any time while this Debenture is outstanding, the Company or any Subsidiary, as applicable, sells or grants any option to purchase or sells or grants any right to reprice, or otherwise disposes of or issues any Common Stock or Common Stock Equivalents entitling any Person to acquire shares of Common Stock at an effective price per share that is lower than the then Conversion Price (such lower price, the “Base Conversion Price” and such issuances, collectively, a “Dilutive Issuance”) then simultaneously with the consummation of each Dilutive Issuance the Conversion Price shall be reduced and only reduced by applying a broad based weighted average. adjustment calculation. Notwithstanding the foregoing, no adjustment will be made under this Section 5(b) in respect of an Exempt Issuance. The Company shall notify the Holder in writing, no later than the Trading Day following the issuance of any Common Stock or Common Stock Equivalents subject to this Section 5(b), indicating therein the applicable issuance price, or applicable reset price, exchange price, conversion price and other pricing terms (such notice, the “Dilutive Issuance Notice”). For purposes of clarification, whether or not the Company provides a Dilutive Issuance Notice pursuant to this Section 5(b), upon the occurrence of any Dilutive Issuance, the Holder is entitled to receive a number of Conversion Shares based upon the Base Conversion Price on or after the date of such Dilutive Issuance, regardless of whether the Holder accurately refers to the Base Conversion Price in the Notice of Conversion.

(c) Subsequent Rights Offerings. In addition to any adjustments pursuant to Section 5(a) above, if at any time the Company grants, issues or sells any Common Stock Equivalents or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of Common Stock (the “Purchase Rights”), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete conversion of this Debenture (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights, (provided, however, that, to the extent that the Holder’s right to participate in any such Purchase Right would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Purchase Right to such extent (or beneficial ownership of such shares of Common Stock as a result of such Purchase Right to such extent) and such Purchase Right to such extent shall be held in abeyance for the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation).

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(d) Pro Rata Distributions. During such time as this Debenture is outstanding, if the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of shares of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (a “Distribution”), at any time after the issuance of this Debenture, then, in each such case, the Holder shall be entitled to participate in such Distribution to the same extent that the Holder would have participated therein if the Holder had held the number of shares of Common Stock acquirable upon complete conversion of this Debenture (without regard to any limitations on conversion hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date of which a record is taken for such Distribution, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the participation in such Distribution(provided, however, that, to the extent that the Holder’s right to participate in any such Distribution would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Distribution to such extent (or in the beneficial ownership of any shares of Common Stock as a result of such Distribution to such extent) and the portion of such Distribution shall be held in abeyance for the benefit of the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership.

(e) Fundamental Transaction. If, at any time while this Debenture is outstanding, (i) the Company, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Company with or into another Person, (ii) the Company (and all of its Subsidiaries, taken as a whole), directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions, (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of 50% or more of the outstanding Common Stock, (iv) the Company, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property, or (v) the Company, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person whereby such other Person acquires more than 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock or share purchase agreement or other business combination) (each a “Fundamental Transaction”), then, upon any subsequent conversion of this Debenture, the Holder shall have the right to receive, for each Conversion Share that would have been issuable upon such conversion immediately prior to the occurrence of such Fundamental Transaction (without regard to any limitation in Section 4(d) on the conversion of this Debenture), the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional consideration (the “Alternate Consideration”) receivable as a result of such Fundamental Transaction by a holder of the number of shares of Common Stock for which this Debenture is convertible immediately prior to such Fundamental Transaction (without regard to any limitation in Section 4(d) on the conversion of this Debenture). For purposes of any such conversion, the determination of the Conversion Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one (1) share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Conversion Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any conversion of this Debenture following such Fundamental Transaction. The Company shall cause any successor entity in a Fundamental Transaction in which the Company is not the survivor (the “Successor Entity”) to assume in writing all of the obligations of the Company under this Debenture in accordance with the provisions of this Section 5(e) pursuant to written agreements in form and substance reasonably satisfactory to the Holder and approved by the Holder (without unreasonable delay) prior to such Fundamental Transaction and shall, at the option of the holder of this Debenture, deliver to the Holder in exchange for this Debenture a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Debenture which is convertible for a corresponding number of shares of capital stock of such Successor Entity (or its parent entity) equivalent to the shares of Common Stock acquirable and receivable upon conversion of this Debenture (without regard to any limitations on the conversion of this Debenture) prior to such Fundamental Transaction, and with a conversion price which applies the conversion price hereunder to such shares of capital stock (but taking into account the relative value of the shares of Common Stock pursuant to such Fundamental Transaction and the value of such shares of capital stock, such number of shares of capital stock and such conversion price being for the purpose of protecting the economic value of this Debenture immediately prior to the consummation of such Fundamental Transaction), and which is reasonably satisfactory in form and substance to the Holder. Upon the occurrence of any such Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Debenture referring to the “Company” shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Debenture with the same effect as if such Successor Entity had been named as the Company herein.

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(f) Calculations. All calculations under this Section 5 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 5, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding any treasury shares of the Company) issued and outstanding.

(g) Notice to the Holder.

i. Adjustment to Conversion Price. Whenever the Conversion Price is adjusted pursuant to any provision of this Section 5, the Company shall promptly deliver to each Holder a notice setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

ii. Notice to Allow Conversion by Holder. If (A) the Company shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Company shall authorize the granting to all holders of the Common Stock of rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company(and all of its Subsidiaries, taken as a whole) is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property or (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company, then, in each case, the Company shall cause to be filed at each office or agency maintained for the purpose of conversion of this Debenture, and shall cause to be delivered to the Holder at its last address as it shall appear upon the Debenture Register, at least twenty (20) calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange, provided that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice. To the extent that any notice provided hereunder constitutes, or contains, material, non-public information regarding the Company or any of the Subsidiaries, the Company shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 8-K. The Holder shall remain entitled to convert this Debenture during the 20-day period commencing on the date of such notice through the effective date of the event triggering such notice except as may otherwise be expressly set forth herein.

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Section 6. Security and Collateral.

a) Subject to the terms and conditions of the Intercreditor Agreement dated August 27, 2021 by and between Holder and Legacy Tech Partners, LLC (“LTP”), a Delaware limited liability company (the “Intercreditor Agreement”), to secure the payment and performance of all obligations of the Company hereunder, including the obligation to pay principal, interest, liquidated damages, fees and other amounts due the Holder, and the performance of all of the Company’s other obligations hereunder (collectively, the “Obligations”), the Company does hereby pledge, assign, transfer and deliver to Holder, and the Company does hereby grant to Holder, a continuing and unconditional first priority security interest in and to any and all of the Company’s assets of whatever kind or nature, now owned or hereafter acquired, including, without limitation, the following, whether now owned or hereafter acquired (collectively, the “Collateral”)(capitalized terms used in this Section 6 that are not otherwise defined herein shall have the meanings set forth in Article 9 of the applicable Uniform Commercial Code):

i. all Accounts, Chattel Paper, Commercial Tort Claims, Contract Rights, Goods, Deposit Accounts, Equipment, Financial Assets, General Intangibles, Inventory, Investment Property, Payment Intangibles, Securities Entitlements and Securities Accounts;

ii. all intellectual property rights, including all copyrights, trademarks, patents and all applications and registrations with respect thereto;

iii. all Pledged Equity;

iv. all prepaid deposits made by the Company with the manufacturers of its products, and all Inventory produced by such manufacturers;

v. all websites and software code, all education content and licenses, all software applications and licenses, including modifications to such applications and licenses, and all vendor , student, customer, client, consultant and employee data;

vi. all substitutes or replacements for any of the foregoing;

vii. all cash or non-cash proceeds, products, income, benefits, rents, receivables, and profits for or on account of any of the foregoing (including, without limitation, all insurance policies and proceeds of insurance payable by reason of loss or damage); and

viii. all books, data and records pertaining to any Collateral, whether in the form of a writing, photograph, microfilm or electronic media, including but not limited to any computer-readable memory and any computer software necessary to process such memory (“Books and Records”).

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b) Subject to the terms and conditions of the Intercreditor Agreement, the Company agrees with regard to the Collateral: (i) that the Holder is authorized to file financing statements in the name of the Company to perfect the Holder’s security interest in the Collateral; (ii) that the Holder is authorized to notify any buyers of the Collateral of the Holder’s interest in the Collateral, (iii) not to sell, hypothecate or dispose of, nor permit the transfer by operation of law of, any Collateral or any interest in the Collateral other than in the ordinary course of business; (iv) to permit the Holder to inspect the Collateral at any time during regular business hours and upon reasonable prior notice; (v) to receive and use reasonable diligence to collect the Collateral consisting of Accounts and other rights to payment and proceeds and to furnish Holder upon request a collection report in form satisfactory to the Holder; (vi) to give only normal allowances and credits and to advise the Holder thereof immediately in writing if they affect any rights to payment or proceeds in any material respect; (vii) from time to time, when requested by the Holder, to prepare and deliver a schedule of all the Collateral subject to this Debenture; and (viii) to provide any service and do any other acts which may be necessary to maintain, preserve and protect all the Collateral and, as appropriate and applicable, to keep all the Collateral in good and saleable condition, to deal with the Collateral in accordance with the standards and practices adhered to generally by users and manufacturers of like property, and to keep all the Collateral free and clear of all defenses, rights of offset and counterclaims.

c) Subject to the terms and conditions of the Intercreditor Agreement, the Company appoints the Holder its attorney in fact to perform any of the following rights, which are coupled with an interest, are irrevocable until payment in full of the Obligations and may be exercised from time to time by the Holder after the occurrence and during the continuance of an Event of Default (except that those rights set forth in the following clause (i), (iii) and (viii) may be exercised by Holder at any time): (i) to perform any obligation of the Company hereunder in the Company’s name or otherwise; (ii) to release Persons liable on the Collateral and to give receipts and acquittances and compromise disputes; (iii) to prepare, execute, file, record or deliver notes, assignments, schedules, designation statements, financing statements, continuation statements, termination statements, statements of assignment, applications for registration or like documents to perfect, preserve or release the Holder’s interest in the Collateral; (iv) to take cash, instruments for the payment of money and other property to which the Holder is entitled; (v) to verify facts concerning the Collateral by inquiry of obligors thereon, or otherwise, in its own name or a fictitious name; (vi) to endorse, collect, deliver and receive payment under instruments for the payment of money constituting or relating to the Collateral; (vii) to prepare, adjust, execute, deliver and receive payment under insurance claims, and to collect and receive payment of and endorse any instrument in payment of loss or returned premiums or any other insurance refund or return, and to apply such amounts received by the Holder toward repayment of the Obligations or, where appropriate, replacement of the Collateral; and (viii) to do all acts and things and execute all documents in the name of the Company or otherwise, deemed by the Holder as necessary, proper and convenient in connection with the preservation, perfection or enforcement of its rights hereunder with respect to the Collateral.

d) The parties acknowledge and agree that LTP is presently in breach of its obligations under that certain Senior Secured Debenture issued by the Company in favor of LTP (the “LTP Debenture”). In the event that LTP fails to cure its breach of the LTP Debenture prior to October 15, 2021, the Company agrees that it shall enforce its rights and remedies pursuant to the LTP Debenture and the failure by the Company to do so shall constitute a default by the Company pursuant to this Debenture.

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Section 7. Representations, Warranties and Covenants.

a) The Company hereby represents and warrants to Holder as of the date hereof as follows:

i. Other than for rights in the Collateral granted to LTP, the Company is the sole owner of the Collateral and has good and marketable title to the Collateral, free and clear of all liens, mortgages, pledges, security interests, claims, encumbrances, charges, or restrictions of any kind;

ii. the Company is a corporation duly formed, validly existing and in good standing under the laws of the state of Nevada and has the requisite power and authority, and the legal right, to own, lease and operate its properties and assets and to conduct its business as it is now being conducted;

iii. other than the entities listed on Exhibit B hereto and Schedule I hereto, the Company does not have any direct or indirect subsidiaries and the Company does not hold, directly or indirectly, any equity securities or other interests in any other Person;

iv. the Company has the power and authority, and the legal right, to execute and deliver this Debenture and to perform its obligations hereunder;

v. the execution and delivery of this Debenture by the Company and the performance of its obligations hereunder have been duly authorized by all necessary action in accordance with the Company’s certificate of incorporation and by laws and all applicable laws;

vi. the Company has duly executed and delivered this Debenture;

vii. no consent or authorization of, filing with, notice to or other act by, or in respect of, any Person, including any governmental authority, is required in order for the Company to execute, deliver, or perform any of its obligations under this Debenture; and

viii. this Debenture is a valid, legal and binding obligation of the Company, enforceable against the Company in accordance with its terms.

b) Until all Obligations have been paid in full, the Company shall and shall cause each of its subsidiaries to:

i. (a) preserve, renew and maintain in full force and effect its corporate existence, (b) maintain in effect all insurance coverage that is customarily maintained by Persons operating in substantially the same business as the Company, (c) maintain books and records in accordance with sound accounting policies and (d) take all reasonable action to maintain all rights, privileges and franchises necessary or desirable in the normal conduct of its business;

ii. comply in all material respects with (a) all the terms and provisions of its organizational documents, (b) its obligations under its contracts and agreements and (c) all laws of applicable to it and its business;

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iii. pay, discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all its material obligations of whatever nature;

iv. provide written notice to Holder immediately upon its receipt of notice of the same, of all material actions, suits and proceedings before any court or governmental entity, to which the Company or any subsidiary of the Company is subject;

v. as soon as possible, and in any event within two Business Days after it becomes aware that an Event of Default has occurred, notify the Holder in writing of the nature and extent of such Event of Default and the action, if any, it has taken or proposes to take with respect to such Event of Default;

vi. upon the request of the Holder, promptly execute and deliver such further instruments and do or cause to be done such further acts as may be reasonably necessary or advisable to carry out the intent and purposes of this Debenture;

vii. cause each Person identified on Exhibit B hereto, other than Legacy EdTech, Inc., to execute and deliver to the Holder an unconditional guaranty, in form of Exhibit C hereto, of the Obligations to the Holder and cause each hereafter acquired subsidiary of the Company to do the same; and cause each of the entities set forth on Schedule I hereto to be liquidated and dissolved as soon as is reasonably practicable;

viii. upon the request of the Holder, promptly furnish to the Holder such financial statements, budgets, projections and other financial and operating information as the Holder shall request, in the manner, form and at the times so requested;

ix. use the proceeds of (A) the Loan in accordance with Schedule II hereto and (B) each other loan made by Holder hereunder for working capital, general corporate purposes and the development of administrative functions; and

x. subject to the review and approval of the GLD Director nominee by the Nominating and Governance Committee of the Board of Directors of the Company, which approval shall not be unreasonably, withheld, appoint, and maintain the appointment of the GLD Director to the Board of Directors of the Company.

c) As long as any Obligations remain outstanding, the Company shall not, and shall not permit any of its subsidiaries to, directly or indirectly:

i. amend its charter documents, including, without limitation, its certificate of incorporation and bylaws, in any manner that materially and adversely affects any rights of the Holder, including any changes to the size, composition, rights or privileges of the Board of Directors as of the date hereof;

ii. repay, repurchase or offer to repay, repurchase or otherwise acquire more than a de minimis number of shares of its Common Stock or Common Stock Equivalents other than as to repurchases of Common Stock or Common Stock Equivalents of departing officers and directors of the Company, provided that such repurchases shall not exceed an aggregate of $100,000 for all officers and directors during the term of this Debenture;

iii. repay, repurchase or offer to repay, repurchase or otherwise acquire any Indebtedness, other than this Debenture, and other than the payment of regularly scheduled principal and interest payments as such terms are in effect as of the Original Issue Date, provided that such payments shall not be permitted if, at such time, or after giving effect to such payment, any Event of Default exists or occurs;

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iv. pay cash dividends or distributions on any equity securities of the Company;

v. enter into any transaction with any Affiliate of the Company, unless such transaction is made on an arm’s-length basis and expressly approved by a majority of the disinterested directors of the Company (even if less than a quorum otherwise required for board approval);

vi. incur, create, assume or suffer to exist any (a) Indebtedness, other than as disclosed in writing to the Holder prior to the Original Issue Date, or (b) lien, mortgage, pledge, security interest, claim, encumbrance, charge or restrictions of any kind on any Collateral; and

vii. enter into any agreement with respect to any of the foregoing.

Section 8. Events of Default.

a) “Event of Default” means, wherever used herein, any of the following events (whatever the reason for such event and whether such event shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):

i. any default in the payment of (A) the principal amount of any Debenture or (B) interest, liquidated damages and other amounts owing to a Holder on any Debenture, as and when the same shall become due and payable (whether on a Conversion Date or the Maturity Date or by acceleration or otherwise) which default, solely in the case of an interest payment or other default under clause (B) above, is not cured within ten (10) Business Days;

ii. the Company or any subsidiary of the Company shall fail to observe or perform any other covenant or agreement contained in any Debenture or any document delivered by them pursuant hereto (other than a breach by the Company of its obligations to deliver shares of Common Stock to the Holder upon conversion, which breach is addressed in clause (x) below), which failure is not cured, if possible to cure, within 30 days after notice of such failure sent by the Holder or by any other Holder to the Company;

iii. a default or event of default (subject to any grace or cure period provided in the applicable agreement, document or instrument) shall occur under any material agreement, lease, document or instrument to which the Company or any of its subsidiaries is obligated (and not covered by clause (vi) below);

iv. any representation or warranty made in this Debenture, any written statement delivered pursuant hereto or any other report, financial statement or certificate made or delivered to the Holder or any other Holder shall be untrue or incorrect in any material respect as of the date when made or deemed made;

v. the Company or any Significant Subsidiary (as such term is defined in Rule 1-02(w) of Regulation S-X under the Securities Act) shall be subject to a Bankruptcy Event;

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vi. the Company or any domestic US subsidiary of the Company shall default on any of its obligations under any Indebtedness or money due under any long term leasing or factoring arrangement that (a) involves an obligation greater than $50,000, whether such Indebtedness now exists or shall hereafter be created, and (b) results in such Indebtedness becoming or being declared due and payable prior to the date on which it would otherwise become due and payable;

vii. the Company or any domestic US subsidiary of the Company shall assign, sell, convey or otherwise transfer any of the Collateral (or any other property securing the Obligations) or any beneficial interest in the Collateral (or in any other property securing the Obligations) to any other Person, otherwise than in the normal course of business;

viii. the Company or any domestic US subsidiary of the Company shall assert that the security interest provided herein or in any document delivered pursuant hereto is invalid or unenforceable, in whole or in part, or the Holder shall, for any reason, cease to have a perfected first priority security interest in any of the Collateral (or in any other property securing the Obligations);

ix. the Company or any domestic US subsidiary of the Company shall grant any lien, mortgage, pledge, security interest, claim, encumbrance, charge, or restriction of any kind to any Person in or to the Collateral (or in any other property securing the Obligations);

x. the Company shall fail for any reason to use commercially reasonable efforts to deliver Conversion Shares to a Holder prior to the tenth Trading Day after a Conversion Date pursuant to Section 4(c) or the Company shall provide at any time notice to the Holder, including by way of public announcement, of the Company’s intention to not honor requests for conversions of any Debentures in accordance with the terms hereof;

xi. the electronic transfer by the Company of shares of Common Stock through the Depository Trust Company or another established clearing corporation is no longer available or is subject to a “chill”;

xii. any monetary judgment, writ or similar final process shall be entered or filed against the Company, any US domestic subsidiary of the Company or any of their respective property or other assets for more than $50,000, and such judgment, writ or similar final process shall remain unvacated, unbonded or unstayed for a period of 45 calendar days; or

xiii. the failure by the Company to enforce its rights and remedies pursuant to the LTP Debenture if LTP remains in breach of the LTP Debenture as of October 15, 2021.

b) Remedies Upon Event of Default. If any Event of Default occurs, the outstanding principal amount of this Debenture, plus accrued but unpaid interest, liquidated damages and other amounts owing in respect thereof through the date of acceleration, shall become, at the Holder’s election, immediately due and payable in cash at the Mandatory Default Amount. Commencing 5 days after the occurrence of any Event of Default that results in the eventual acceleration of this Debenture, the interest rate on this Debenture shall accrue at an interest rate equal to the lesser of 18% per annum or the maximum rate permitted under applicable law. Upon the payment in full of the Mandatory Default Amount, the Holder shall promptly surrender this Debenture to or as directed by the Company. In connection with such acceleration described herein, the Holder need not provide, and the Company hereby waives, any presentment, demand, protest or other notice of any kind, and the Holder may immediately and without expiration of any grace period enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law, including exercising its rights as a secured creditor with respect to the Collateral under applicable law or in equity. Such acceleration may be rescinded and annulled by Holder at any time prior to payment hereunder and the Holder shall have all rights as a Holder of this Debenture until such time, if any, as the Holder receives full payment pursuant to this Section, but no such rescission or annulment shall affect any subsequent Event of Default or impair any right consequent thereon.

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Section 9. Miscellaneous.

a) Notices. Any and all notices or other communications or deliveries to be provided by the Holder hereunder, including, without limitation, any Notice of Conversion, shall be in writing and delivered personally, by facsimile, by email attachment, or sent by a nationally recognized overnight courier service, addressed to the Company, at the address set forth above, or such other facsimile number, email address, or address as the Company may specify for such purposes by notice to the Holder delivered in accordance with this Section 9(a). Any and all notices or other communications or deliveries to be provided by the Company hereunder shall be in writing and delivered personally, by facsimile, by email attachment, or sent by a nationally recognized overnight courier service addressed to each Holder at the facsimile number, email address or address of the Holder appearing on the books of the Company, or if no such facsimile number or email attachment or address appears on the books of the Company, at the principal place of business of such Holder, as such Holder shall indicate in writing to the Company. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number or email attachment to the email address set forth on the signature pages attached hereto prior to 5:30 p.m. (New York City time) on any date, (ii) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number or email attachment to the email address set forth on the signature pages attached hereto on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (iii) the second Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service or (iv) upon actual receipt by the party to whom such notice is required to be given.

b) Absolute Obligation. Except as expressly provided herein, no provision of this Debenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, liquidated damages and accrued interest, as applicable, on this Debenture at the time, place, and rate, and in the coin or currency, herein prescribed. This Debenture is a direct debt obligation of the Company. This Debenture ranks pari passu with all other Debentures now or hereafter issued under the terms set forth herein.

c) Lost or Mutilated Debenture. If this Debenture shall be mutilated, lost, stolen or destroyed, the Company shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Debenture, or in lieu of or in substitution for a lost, stolen or destroyed Debenture, a new Debenture for the principal amount of this Debenture so mutilated, lost, stolen or destroyed, but only upon receipt of evidence of such loss, theft or destruction of such Debenture, and of the ownership hereof, reasonably satisfactory to the Company.

d) Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Debenture shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflict of laws thereof. Each party agrees that all legal proceedings concerning the interpretation, enforcement and defense of the transactions contemplated by this Debenture (whether brought against a party hereto or its respective Affiliates, directors, officers, shareholders, employees or agents) shall be commenced in the state and federal courts sitting in the City of New York, Borough of Manhattan (the “New York Courts”). Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such New York Courts, or such New York Courts are improper or inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Debenture and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by applicable law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Debenture or the transactions contemplated hereby. If any party shall commence an action or proceeding to enforce any provisions of this Debenture, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorney’s fees and other costs and expenses incurred in the investigation, preparation and prosecution of such action or proceeding.

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e) Waiver. Any waiver by the Company or the Holder of a breach of any provision of this Debenture shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Debenture. The failure of the Company or the Holder to insist upon strict adherence to any term of this Debenture on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Debenture on any other occasion. Any waiver by the Company or the Holder must be in writing.

f) Severability. If any provision of this Debenture is invalid, illegal or unenforceable, the balance of this Debenture shall remain in effect, and if any provision is inapplicable to any Person or circumstance, it shall nevertheless remain applicable to all other Persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder violates the applicable law governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum rate of interest permitted under applicable law. The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law which would prohibit or forgive the Company from paying all or any portion of the principal of or interest on this Debenture as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this Debenture, and the Company (to the extent it may lawfully do so) hereby expressly waives all benefits or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the Holder, but will suffer and permit the execution of every such as though no such law has been enacted.

g) Remedies, Characterizations, Other Obligations, Breaches and Injunctive Relief. The remedies provided in this Debenture shall be cumulative and in addition to all other remedies available under this Debenture, at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit the Holder’s right to pursue actual and consequential damages for any failure by the Company to comply with the terms of this Debenture. The Company covenants to the Holder that there shall be no characterization concerning this instrument other than as expressly provided herein. Amounts set forth or provided for herein with respect to payments, conversion and the like (and the computation thereof) shall be the amounts to be received by the Holder and shall not, except as expressly provided herein, be subject to any other obligation of the Company (or the performance thereof). The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the Holder shall be entitled, in addition to all other available remedies, to an injunction restraining any such breach or any such threatened breach, without the necessity of showing economic loss and without any bond or other security being required. The Company shall provide all information and documentation to the Holder that is requested by the Holder to enable the Holder to confirm the Company’s compliance with the terms and conditions of this Debenture.

h) Next Business Day. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

i) Headings. The headings contained herein are for convenience only, do not constitute a part of this Debenture and shall not be deemed to limit or affect any of the provisions hereof.

Section 10. Assignment. This Debenture may not be transferred or assigned by the Company but shall be binding on and enforceable against the permitted successors and assigns of the Company. The Holder may transfer or assign this Debenture, in whole or in part, upon notice to the Company. Any transferee of the Debenture from the Holder shall be entitled to all the rights and benefits of a Holder hereunder, all as if such transferee Holder was the initial Holder hereunder; provided, however, that the right to appoint the GLD Director pursuant to Sec 7(b)(x), above, shall be personal to GLD (and its affiliates) and may not be assigned or otherwise assigned by GLD to any non-affiliate of GLD, any such purported assignment being null and void ab initio.

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Section 11. Piggyback Registration Rights. If, at any time after the Original Issue Date, the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for its account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act), or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with the stock option or other employee benefit plans, the Company shall send to each Holder a written notice of such determination and if, within 15 calendar days after the date of such notice, the Holder (or any permitted successor or assign) shall so request in writing, the Company shall include in such registration statement all or any part of the Conversion Shares and Warrant Shares that such Holder requests to be registered; provided, however, that the Company shall not be required to register any Conversion Shares or Warrant Shares pursuant to this Section 11 that are eligible for resale pursuant to Rule 144 under the Securities Act. Further, in the event that the offering is a firm-commitment underwritten offering, the Company may exclude the Conversion Shares and /or Warrant Shares if so requested in writing by the lead underwriter of such offering. If less than all of the Conversion Shares and/or Warrant Shares are required to be excluded, then such cutbacks shall be allocated pro-rata among the Holders requesting to be included, and as to each such Holder, among the Conversion Shares and Warrant shares as elected by such Holder. In the case of inclusion in a firm-commitment underwritten offering, the Holders must sell their Conversion Shares and/or Warrant Shares on the same terms set by the underwriters for shares of Common Stock to be sold for the account of the Company.

Section 12. Advisory Services Agreement. Coincident with the execution of this Debenture, the Company shall enter into an Advisory Services Agreement (the “ASA”) with GLD Advisory Services, LLC (“GLDAS”) pursuant to which GLDAS will provide certain advisory services to the Company. As consideration for the provision of advisory services, the Company shall issue, as of the Effective Date of the ASA, 315,000 shares of common stock in the Company (the “GLDAS Shares”); provided, however, that GLDAS shall have same piggyback registrations with respect to the GLDAS Shares as granted to Holder under Section 11 of this Debenture.

Section 13. Subsidiary Spin-Off. The Company agrees that, at any time while this Debenture remains outstanding and in effect, upon the request of GLD, the Company shall undertake a public spin off of a to-be-created subsidiary of the Company.

Section 14. Expenses. The Borrower shall pay all reasonable costs and expenses (not to exceed $25,000) associated with the Lender’s (i) due diligence and (ii) review and preparation of the definitive documentation for the Credit Documents, which amounts shall be deducted from the proceeds of the Initial Closing.

Section 15. Cancellation of the Spin Off of Seminar Business to LTP. A condition precedent to the Holder’s obligation to fund any Loan hereunder shall be the cancellation by the Company of its planned spin off of its seminar business to LTP. The Board of Directors of the Company shall pass a resolution revoking any previous approval of a spin-off transaction to LTP and such revocation shall be included in an 8-K filing by the Company with the Securities and Exchange Commission.

Section 16. Stock Grant to GLD Director. Simultaneous with the appointment to the Board of Directors of the GLD Director, the Company shall grant to the GLD Director 150,000 shares of common stock of the Company (“GLD Director Shares”) in lieu of cash compensation; provided, however, that the GLD Director shall have same piggyback registrations with respect to the GLD Director Shares as granted to Holder under Section 11 of this Debenture.

Section 17. Amendment of LTP Debenture. The obligations of the parties hereunder are subject to the condition that the Company and LTP amend the terms of the LTP Debenture not later than September 15, 2021 to provide that (i) the maximum principal amount of loans required to be made by LTP to the Company under the LTP Debenture shall be reduced to $675,000 and that therefore, after giving credit for the Initial Draw (as defined in the LPT Debenture) already funded, the remaining principal balance of the required loans shall be $300,000; and, (ii) that the entire $300,000 balance of the required loans shall be funded by LTP not later than October 15, 2021. The Holder hereby consents to the amendment of the LTP Debenture as described in this paragraph and acknowledges and agrees that the funding of $300,000 remaining principal shall constitute a cure of the existing default of LTP under the LTP Debenture as set forth in Sec. 6(d), above.

*********************

(Signature Page Follows)

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IN WITNESS WHEREOF, the Company has caused this Debenture to be duly executed by a duly authorized officer as of the date first above indicated.

LEGACY EDUCATION ALLIANCE, INC.

By:	/s/ Michel Botbol
Name: Michel Botbol
Title: Chief Executive Officer
Facsimile No. for delivery of Notices: __________
Email: michelbotbol@legacyea.com with a copy to:
vanessaguzmanclark@legacyea.com

SCHEDULE I

(Non-US Subsidiaries)

Name	Jurisdiction
Rich Dad Education Ltd. (Canada)	Canada
Elite Legacy Education UK LTD	United Kingdom
Tigrent Learning Inc.	Canada
Legacy Education Alliance International Ltd.	United Kingdom
Tigrent South Africa Pty. Ltd	South Africa
Legacy Education Alliance Hong Kong Limited	Hong Kong
Whitney International (Singapore) PTE. LTD	Singapore
Legacy Education Alliance Australia (PTY) LTD	Australia
LEAI Properties UK Ltd.	United Kingdom
LEAI Property Development UK Ltd.	United Kingdom
LEAI Property Investment UK Ltd.	United Kingdom
Legacy Education Alliance UK Ltd	United Kingdom

Schedule II

(Use of Proceeds of the Loan)

Proceeds from the Loan will be used as follows: $100,000 for the working capital for the Legacy EdTech business and $400,000 for working capital of the Legacy seminar business. Additional Loans if any, will be used for working capital and general corporate and administrative functions of the Company.

EXHIBIT A

(Form of Warrant)

NEITHER THIS SECURITY NOR THE SECURITIES FOR WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

COMMON STOCK PURCHASE WARRANT

legacy education alliance, inc.

Warrant Shares: _______	Initial Exercise Date: _________ __, 2021

THIS COMMON STOCK PURCHASE WARRANT (the “Warrant”) certifies that, for value received, _____________ or its assigns (the “Holder”) is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after the date hereof (the “Initial Exercise Date”) and on or prior to 5:00 p.m. (New York City time) on August 27, 2026 (the “Termination Date”) but not thereafter, to subscribe for and purchase from Legacy Education Alliance, Inc., a Nevada corporation (the “Company”), having its principal place of business at 1490 N.E. Pine Island Road, Suite 5D, Cape Coral, FL 33909, up to ______ shares (as subject to adjustment hereunder, the “Warrant Shares”) of Common Stock. The purchase price of one share of Common Stock under this Warrant shall be equal to the Exercise Price, as defined in Section 2(b).

Section 1. Definitions. In addition to the terms defined elsewhere in this Agreement or in the Debentures, the following terms have the meanings indicated in this Section 1:

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 under the Securities Act.

“Board of Directors” means the board of directors of the Company.

“Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed; provided, however, for clarification, commercial banks shall not be deemed to be authorized or required by law to remain closed due to “stay at home”, “shelter-in-place”, “non-essential employee”  or any other similar orders or restrictions or the closure of any physical branch locations at the direction of any governmental authority so long as the electronic funds transfer systems (including for wire transfers) of commercial banks in The City of New York are generally are open for use by customers on such day.

“Commission” means the United States Securities and Exchange Commission.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Exempt Issuance” means the issuance of (a) shares of Common Stock or options to employees, officers or directors of the Company pursuant to any stock or option plan duly adopted for such purpose, by a majority of the non-employee members of the Board of Directors or a majority of the members of a committee of non-employee directors established for such purpose for services rendered to the Company, (b) securities upon the exercise or exchange of or conversion of any Securities issued hereunder, warrants to the Placement Agent in connection with the transactions pursuant to this Agreement (if any) and any securities upon exercise of warrants to the Placement Agent and/or other securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the date of this Agreement, provided that such securities have not been amended since the date of this Agreement to increase the number of such securities or to decrease the exercise price, exchange price or conversion price of such securities (other than in connection with stock splits or combinations) or to extend the term of such securities, and (c) securities issued pursuant to acquisitions or strategic transactions approved by a majority of the disinterested directors of the Company, provided that such securities are issued as “restricted securities” (as defined in Rule 144) and carry no registration rights that require or permit the filing of any registration statement in connection therewith during the six months after the Original Issue Date, and provided that any such issuance shall only be to a Person (or to the equity holders of a Person) which is, itself or through its subsidiaries, an operating company or an owner of an asset in a business synergistic with the business of the Company and shall provide to the Company additional benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital in an amount in aggregate in excess of $500,000 in one or in a series of related transactions or to an entity whose primary business is investing in securities.

“Liens” means a lien, charge pledge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an informal investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Trading Day” means a day on which the Common Stock is traded on a Trading Market.

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE MKT, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange or the OTC Bulletin Board (or any successors to any of the foregoing.

“Transfer Agent” means Broadridge Corporate Issue Solutions, the current transfer agent of the Company, with a mailing address of P.O. Box 1342, Brentwood, NY 11717 and a facsimile number of 215-553-5402, and any successor transfer agent of the Company.

“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (“Bloomberg”) (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b)  if OTCQB or OTCQX is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on OTCQB or OTCQX as applicable, (c) if the Common Stock is not then listed or quoted for trading on OTCQB or OTCQX and if prices for the Common Stock are then reported in The Pink Open Market (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Holder and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

Section 2. Exercise.

a) Exercise of Warrant. Exercise of the purchase rights represented by this Warrant may be made, in whole or in part, at any time or times on or after the Initial Exercise Date and on or before the Termination Date by delivery to the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder at the address of the Holder appearing on the books of the Company) of a duly executed facsimile copy or PDF copy submitted by e-mail (or e-mail attachment) of the Notice of Exercise in the form annexed hereto (the “Notice of Exercise”). Within the ) two (2) Trading Days following the date of exercise as aforesaid, the Holder shall deliver the aggregate Exercise Price for the shares specified in the applicable Notice of Exercise by wire transfer or cashier’s check drawn on a United States bank in the applicable Notice of Exercise. No ink-original Notice of Exercise shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Exercise form be required. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company until the Holder has purchased all of the Warrant Shares available hereunder and the Warrant has been exercised in full, in which case, the Holder shall surrender this Warrant to the Company for cancellation within three (3) Trading Days of the date the final Notice of Exercise is delivered to the Company. Partial exercises of this Warrant resulting in purchases of a portion of the total number of Warrant Shares available hereunder shall have the effect of lowering the outstanding number of Warrant Shares purchasable hereunder in an amount equal to the applicable number of Warrant Shares purchased. The Holder and the Company shall maintain records showing the number of Warrant Shares purchased and the date of such purchases. The Company shall deliver any objection to any Notice of Exercise within one (1) Business Day of receipt of such notice. The Holder and any assignee, by acceptance of this Warrant, acknowledge and agree that, by reason of the provisions of this paragraph, following the purchase of a portion of the Warrant Shares hereunder, the number of Warrant Shares available for purchase hereunder at any given time may be less than the amount stated on the face hereof.

b) Exercise Price. The exercise price per share of Common Stock under this Warrant shall be $0.05, subject to adjustment hereunder (the “Exercise Price”).

c) Mechanics of Exercise.

i. Delivery of Warrant Shares Upon Exercise. Upon receipt of the Exercise Price in available funds, the Company shall cause the Warrant Shares purchased hereunder to be transmitted by the Transfer Agent to the Holder by crediting the account of the Holder’s or its designee’s balance account with The Depository Trust Company through its Deposit or Withdrawal at Custodian system (“DWAC”) if the Company is then a participant in such system and there is an effective registration statement permitting the issuance of the Warrant Shares to or resale of the Warrant Shares by Holder, and otherwise by physical delivery of a certificate, registered in the Company’s share register in the name of the Holder or its designee, for the number of Warrant Shares to which the Holder is entitled pursuant to such exercise to the address specified by the Holder in the Notice of Exercise by the date that is the ten (10) Trading Days after the delivery to the Company of the Notice of Exercise receipt of the Exercise Price in available funds (such date, the “Warrant Share Delivery Date”). Upon delivery of the Notice of Exercise and receipt of the Exercise Price in available funds, the Holder shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised, irrespective of the date of delivery of the Warrant Shares.The Company agrees to maintain a transfer agent that is a participant in the FAST program so long as this Warrant remains outstanding and exercisable.

ii. Delivery of New Warrants Upon Exercise. If this Warrant shall have been exercised in part, the Company shall, at the request of a Holder and upon surrender of this Warrant certificate, at the time of delivery of the Warrant Shares, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

iii. Rescission Rights. If the Company fails to cause the Transfer Agent to transmit to the Holder the Warrant Shares pursuant to Section 2(d)(i) by the Warrant Share Delivery Date, then the Holder will have the right to rescind such exercise.

iv. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such exercise, the Company shall, at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price or round up to the next whole share.

v. Charges, Taxes and Expenses. Issuance of Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such Warrant Shares, all of which taxes and expenses shall be paid by the Company, and such Warrant Shares shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that in the event that Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto. The Company shall pay all Transfer Agent fees required for same-day processing of any Notice of Exercise and all fees to the Depository Trust Company (or another established clearing corporation performing similar functions) required for same-day electronic delivery of the Warrant Shares.

vi. Closing of Books. The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.

d. Holder’s Exercise Limitation. The Company shall not effect any exercise of this Warrant, and a Holder shall not have the right to exercise any portion of this Warrant, pursuant to Section 2 or otherwise, to the extent that after giving effect to such issuance after exercise as set forth on the applicable Notice of Exercise, the Holder (together with the Holder’s Affiliates, and any other Persons acting as a group together with the Holder or any of the Holder’s Affiliates (such Persons, “Attribution Parties”)), would beneficially own in excess of the Beneficial Ownership Limitation (as defined below).  For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its Affiliates and Attribution Parties shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (i) exercise of the remaining, nonexercised portion of this Warrant beneficially owned by the Holder or any of its Affiliates or Attribution Parties and (ii) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any other Common Stock Equivalents) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its Affiliates or Attribution Parties.  Except as set forth in the preceding sentence, for purposes of this Section 2(d), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder, it being acknowledged by the Holder that the Company is not representing to the Holder that such calculation is in compliance with Section 13(d) of the Exchange Act and the Holder is solely responsible for any schedules required to be filed in accordance therewith. To the extent that the limitation contained in this Section 2(d) applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates and Attribution Parties) and of which portion of this Warrant is exercisable shall be in the sole discretion of the Holder, and the submission of a Notice of Exercise shall be deemed to be the Holder’s determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates and Attribution Parties) and of which portion of this Warrant is exercisable, in each case subject to the Beneficial Ownership Limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 2(d), in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as reflected in (A) the Company’s most recent periodic or annual report filed with the Commission, as the case may be, (B) a more recent public announcement by the Company or (C) a more recent written notice by the Company or the Transfer Agent setting forth the number of shares of Common Stock outstanding.  Upon the written or oral request of a Holder, the Company shall within one Trading Day confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding.  In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Holder or its Affiliates or Attribution Parties since the date as of which such number of outstanding shares of Common Stock was reported. The “Beneficial Ownership Limitation” shall be 19.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon exercise of this Warrant. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 2(e) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of this Warrant

Section 3. Certain Adjustments.

a) Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company upon exercise of this Warrant), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares or (iv) issues by reclassification of shares of the Common Stock any shares of capital stock of the Company, then in each case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event, and the number of shares issuable upon exercise of this Warrant shall be proportionately adjusted such that the aggregate Exercise Price of this Warrant shall remain unchanged. Any adjustment made pursuant to this Section 3(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

b) Subsequent Equity Sales. If the Company or any Subsidiary thereof, as applicable, at any time while this Warrant is outstanding, shall sell, enter into an agreement to sell or grant any option to purchase, or sell or grant any right to reprice, or otherwise dispose of or issue (or announce any offer, sale, grant or any option to purchase or other disposition) any Common Stock or Common Stock Equivalents, at an effective price per share less than the Exercise Price then in effect (such lower price, the “Base Share Price” and such issuances collectively, a “Dilutive Issuance”) then simultaneously with the consummation (or, if earlier, the announcement) of each Dilutive Issuance the Exercise Price shall be reduced and only reduced by applying a broad based weighted average adjustment calculation. Notwithstanding the foregoing, no adjustments shall be made, paid or issued under this Section 3(b) in respect of an Exempt Issuance. The Company shall notify the Holder, in writing, no later than the Trading Day following the issuance or deemed issuance of any Common Stock or Common Stock Equivalents subject to this Section 3(b), indicating therein the applicable issuance price, or applicable reset price, exchange price, conversion price and other pricing terms (such notice, the “Dilutive Issuance Notice”). For purposes of clarification, whether or not the Company provides a Dilutive Issuance Notice pursuant to this Section 3(b), upon the occurrence of any Dilutive Issuance, the Holder is entitled to receive a number of Warrant Shares based upon the Base Share Price regardless of whether the Holder accurately refers to the Base Share Price in the Notice of Exercise. If the Company enters into a Variable Rate Transaction, the Company shall be deemed to have issued Common Stock or Common Stock Equivalents at the lowest possible price, conversion price or exercise price at which such securities may be issued, converted or exercised.

c) Subsequent Rights Offerings. In addition to any adjustments pursuant to Section 3(a) above, if at any time the Company grants, issues or sells any Common Stock Equivalents or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of Common Stock (the “Purchase Rights”), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on exercise hereof, including, without limitation, the Beneficial Ownership Limitation) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights (provided, however, to the extent that the Holder’s right to participate in any such Purchase Right would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Purchase Right to such extent (or beneficial ownership of such shares of Common Stock as a result of such Purchase Right to such extent) and such Purchase Right to such extent shall be held in abeyance for the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation).

d) Pro Rata Distributions. During such time as this Warrant is outstanding, if the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of shares of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (a “Distribution”), at any time after the issuance of this Warrant, then, in each such case, the Holder shall be entitled to participate in such Distribution to the same extent that the Holder would have participated therein if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date of which a record is taken for such Distribution, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the participation in such Distribution (provided, however, to the extent that the Holder’s right to participate in any such Distribution would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Distribution to such extent (or in the beneficial ownership of any shares of Common Stock as a result of such Distribution to such extent) and the portion of such Distribution shall be held in abeyance for the benefit of the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation).

e) Fundamental Transaction. If, at any time while this Warrant is outstanding, (i) the Company, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Company with or into another Person, (ii) the Company, directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions, (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of 50% or more of the outstanding Common Stock, (iv) the Company, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property, or (v) the Company, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person or group of Persons whereby such other Person or group acquires more than 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock or share purchase agreement or other business combination) (each a “Fundamental Transaction”), then, upon any subsequent exercise of this Warrant, the Holder shall have the right to receive, for each Warrant Share that would have been issuable upon such exercise immediately prior to the occurrence of such Fundamental Transaction, at the option of the Holder (without regard to any limitation in Section 2(e) on the exercise of this Warrant), the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional consideration (the “Alternate Consideration”) receivable as a result of such Fundamental Transaction by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such Fundamental Transaction (without regard to any limitation in Section 2(e) on the exercise of this Warrant). For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction. The Company shall cause any successor entity in a Fundamental Transaction in which the Company is not the survivor (the “Successor Entity”) to assume in writing all of the obligations of the Company under this Warrant and the other Transaction Documents in accordance with the provisions of this Section 3(e) pursuant to written agreements in form and substance reasonably satisfactory to the Holder and approved by the Holder (without unreasonable delay) prior to such Fundamental Transaction and shall, at the option of the Holder, deliver to the Holder in exchange for this Warrant a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Warrant which is exercisable for a corresponding number of shares of capital stock of such Successor Entity (or its parent entity) equivalent to the shares of Common Stock acquirable and receivable upon exercise of this Warrant (without regard to any limitations on the exercise of this Warrant) prior to such Fundamental Transaction, and with an exercise price which applies the exercise price hereunder to such shares of capital stock (but taking into account the relative value of the shares of Common Stock pursuant to such Fundamental Transaction and the value of such shares of capital stock, such number of shares of capital stock and such exercise price being for the purpose of protecting the economic value of this Warrant immediately prior to the consummation of such Fundamental Transaction), and which is reasonably satisfactory in form and substance to the Holder. Upon the occurrence of any such Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Warrant and the other Transaction Documents referring to the “Company” shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Warrant and the other Transaction Documents with the same effect as if such Successor Entity had been named as the Company herein.

f) Calculations. All calculations under this Section 3 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 3, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) issued and outstanding.

g) Notice to Holder.

i. Adjustment to Exercise Price. Whenever the Exercise Price is adjusted pursuant to any provision of this Section 3, the Company shall promptly deliver to the Holder by facsimile or email a notice setting forth the Exercise Price after such adjustment and any resulting adjustment to the number of Warrant Shares and setting forth a brief statement of the facts requiring such adjustment.

ii. Notice to Allow Exercise by Holder. If (A) the Company shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company (or any of its Subsidiaries) is a party, any sale or transfer of all or substantially all of its assets, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property, or (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company, then, in each case, the Company shall cause to be delivered by facsimile or email to the Holder at its last facsimile number or email address as it shall appear upon the Warrant Register of the Company, at least 20 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice. To the extent that any notice provided in this Warrant constitutes, or contains, material, non-public information regarding the Company or any of the Subsidiaries, the Company shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 8-K. The Holder shall remain entitled to exercise this Warrant during the period commencing on the date of such notice to the effective date of the event triggering such notice except as may otherwise be expressly set forth herein.

h) Voluntary Adjustment By Company. Subject to the rules and regulations of the Trading Market, the Company may at any time during the term of this Warrant, subject to the prior written consent of the Holder, reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the board of directors of the Company

Section 4. Transfer of Warrant.

a) Transferability. Subject to compliance with any applicable securities laws and the conditions set forth in Section 4(d) hereof], this Warrant and all rights hereunder (including, without limitation, any registration rights) are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company or its designated agent, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees, as applicable, and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company unless the Holder has assigned this Warrant in full, in which case, the Holder shall surrender this Warrant to the Company within three (3) Trading Days of the date on which the Holder delivers an assignment form to the Company assigning this Warrant in full. The Warrant, if properly assigned in accordance herewith, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

b) New Warrants. This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 4(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice. All Warrants issued on transfers or exchanges shall be dated the initial issuance date of this Warrant and shall be identical with this Warrant except as to the number of Warrant Shares issuable pursuant thereto.

c) Warrant Register. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

d) Transfer Restrictions. If, at the time of the surrender of this Warrant in connection with any transfer of this Warrant, the transfer of this Warrant shall not be either (i) registered pursuant to an effective registration statement under the Securities Act and under applicable state securities or blue sky laws or (ii) eligible for resale without volume or manner-of-sale restrictions or current public information requirements pursuant to Rule 144, the Company may require, as a condition of allowing such transfer, that the Holder or transferee of this Warrant, as the case may be, provides to the Company an opinion of counsel, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that the transfer of this Warrant does not require registration under the Securities Act.

e) Representation by the Holder. The Holder, by the acceptance hereof, represents and warrants that it is acquiring this Warrant and, upon any exercise hereof, will acquire the Warrant Shares issuable upon such exercise, for its own account and not with a view to or for distributing or reselling such Warrant Shares or any part thereof in violation of the Securities Act or any applicable state securities law, except pursuant to sales registered or exempted under the Securities Act.

Section 5. Piggyback Registration Rights. If, at any time after the Initial Issue Date, the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for its account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act), or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with the stock option or other employee benefit plans, the Company shall send to each Holder a written notice of such determination and if, within 15 calendar days after the date of such notice, the Holder (or any permitted successor or assign) shall so request in writing, the Company shall include in such registration statement all or any part of the Warrant Shares and Conversion Shares that such Holder requests to be registered; provided, however, that the Company shall not be required to register any Warrant Shares or Conversion Shares pursuant to this Section 5 that are eligible for resale pursuant to Rule 144 under the Securities Act. Further, in the event that the offering is a firm-commitment underwritten offering, the Company may exclude the Warrant Shares and/or Conversion Shares if so requested in writing by the lead underwriter of such offering. If less than all of the Warrant Shares and/or Conversion Shares are required to be excluded, then such cutbacks shall be allocated pro-rata among the Holders requesting to be included, and as to each such Holder, among the Warrant Shares and Conversion Shares as elected by such Holder. In the case of inclusion in a firm-commitment underwritten offering, the Holders must sell their Warrant Shares and Conversion Shares on the same terms set by the underwriters for shares of Common Stock to be sold for the account of the Company

Section 6. Miscellaneous.

a) No Rights as Stockholder Until Exercise. This Warrant does not entitle the Holder to any voting rights, dividends or other rights as a stockholder of the Company prior to the exercise hereof as set forth in Section 2(d)(i), except as expressly set forth in Section 3. Without limiting any rights of a Holder to receive cash payments pursuant to Section 2(c)(i) and Section 2(c)(iv) herein, in no event shall the Company be required to net cash settle an exercise of this Warrant.

b) Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

c) Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then, such action may be taken or such right may be exercised on the next succeeding Business Day.

d) Authorized Shares.

The Company covenants that, during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of issuing the necessary Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Trading Market upon which the Common Stock may be listed. The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant and payment for such Warrant Shares in accordance herewith, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges created by the Company in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment. Without limiting the generality of the foregoing, the Company will (i) not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (ii) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant and (iii) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof, as may be, necessary to enable the Company to perform its obligations under this Warrant.

Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

e) Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflict of laws thereof. Each party agrees that all legal proceedings concerning the interpretation, enforcement and defense of this Warrant shall be commenced in the state and federal courts sitting in the City of New York, Borough of Manhattan (the “New York Courts”). Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such New York Courts, or such New York Courts are improper or inconvenient venue for such proceeding. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Warrant. If any party shall commence an action or proceeding to enforce any provisions of this Warrant, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys’ fees and other costs and expenses incurred in the investigation, preparation and prosecution of such action or proceeding.

f) Restrictions. The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, will have restrictions upon resale imposed by state and federal securities laws.

g) Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice the Holder’s rights, powers or remedies. Without limiting any other provision of this Warrant or the Purchase Agreement, if the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the Holder, the Company shall pay to the Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys’ fees, including those of appellate proceedings, incurred by the Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

a) Notices. Any and all notices or other communications or deliveries to be provided by the Holders hereunder including, without limitation, any Notice of Exercise, shall be in writing and delivered personally, by facsimile, or sent by a nationally recognized overnight courier service, addressed to the Company, at the address set forth above Attention: General Counsel, facsimile number _______________, email address jamesmay@legacyea.com, or such other facsimile number, email address or address as the Company may specify for such purposes by notice to the Holders. Any and all notices or other communications or deliveries to be provided by the Company hereunder shall be in writing and delivered personally, by facsimile, or sent by a nationally recognized overnight courier service addressed to each Holder at the facsimile number or address of such Holder appearing on the books of the Company, or if no such facsimile number or address appears on the books of the Company. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth in this Section prior to 5:30 p.m. (New York City time) on any date, (ii) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth in this Section on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (iii) the second Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given.

h) Limitation of Liability. No provision hereof, in the absence of any affirmative action by the Holder to exercise this Warrant to purchase Warrant Shares, and no enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

i) Remedies. The Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive and not to assert the defense in any action for specific performance that a remedy at law would be adequate.

j) Successors and Assigns. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors and permitted assigns of the Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of any Holder from time to time of this Warrant and shall be enforceable by the Holder or holder of Warrant Shares.

k) Amendment. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

l) Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

m) Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

********************

(Signature Page Follows)

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized as of the date first above indicated.

Legacy Education Alliance, Inc.

By:
Name:
Title:

NOTICE OF EXERCISE

To: Legacy Education Alliance, Inc.

(1) The undersigned hereby elects to purchase ________ Warrant Shares of the Company pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

Payment shall take the form of lawful money of the United States; Please issue said Warrant Shares in the name of the undersigned or in such other name as is specified below:

_______________________________

The Warrant Shares shall be delivered to the following DWAC Account Number:

_______________________________

_______________________________

___________________________

[SIGNATURE OF HOLDER]

Name of Investing Entity: ______________________________________________________________

Signature of Authorized Signatory of Investing Entity: ________________________________________

Name of Authorized Signatory: __________________________________________________________

Title of Authorized Signatory: ___________________________________________________________

Date: _______________________________________________________________________________

ASSIGNMENT FORM

(To assign the foregoing warrant, execute
this form and supply required information.
Do not use this form to exercise the warrant.)

FOR VALUE RECEIVED, [____] all of or [_______] shares of the foregoing Warrant and all rights evidenced thereby are hereby assigned to

_______________________________________________ whose address is

_______________________________________________________________.

_______________________________________________________________

Dated: ______________, _______

Holder’s Signature:	_____________________________

Holder’s Address:	_____________________________

_____________________________

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

Exhibit B

(US Subsidiaries)

Name	State of Incorporation
Legacy Education Alliance Holdings, Inc.	Colorado
Elite Legacy Education, Inc.	Florida
Legacy EdTech, Inc.	Delaware
SCB Building LLC	Florida
Speaker Services of America Inc.	Florida
Tigrent Learning Inc.	Florida
Tigrent Enterprises Inc.	Nevada
LEA Brands Inc.	Colorado
LEAI Properties, Inc.	Nevada
1612 E. Cape Coral Parkway Holding Co., LLC	Florida
Legacy Events, Inc.	Florida

Exhibit C

(Form of Guaranty)

UNCONDITIONAL GUARANTY AGREEMENT

THIS UNCONDITIONAL GUARANTY AGREEMENT (“Guaranty Agreement” or “Guaranty”) is dated as of the 27th day of August 2021, by___________, a ______, its successors and/or assigns (the “Guarantor”); to and for the benefit of GLD Legacy Holdings, LLC, a Delaware limited liability company, its successors and/or assigns (the “Holder”).

RECITALS:

1. General. The Holder has agreed to lend up to FIVE HUNDRED THOUSAND and 00/100 Dollars ($500,000.00) (the “Loan”) to Legacy Education Alliance, Inc., a Nevada corporation (the “Company”). The Loan is evidenced by the Debenture (as defined below). The Holder may, at the Holder’s sole option and discretion, lend additional amounts to the Company up to a total principal amount of ONE Million and 00/100 Dollars ($1,000,000.00) (any such additional loans being the “Additional Loans”).

2. Definitions. As used in this Guaranty, unless the context otherwise specifies or requires, the following terms below shall have the meanings specified, and applicable equally to the singular and plural forms of such terms and to all genders.

“Debenture” means that certain 10% Senior Secured Convertible Debenture in the principal amount of $500,000, dated on or about the date of this Guaranty, executed by the Company in favor of the Holder, and any additional 10% Senior Secured Convertible Debentures issued by the Company to the Holder pursuant thereto to evidence any Additional Loans, together with: (i) all interest thereon, and as said interest may be changed from time to time in accordance therewith, and (ii) any and all respective extensions, allonges, amendments, modifications, accords, substitutions, replacements, bifurcations, consolidations or restructurings thereto.

“Default” means the occurrence of an Event of Default (as defined in the Debenture).

“Loan Documents” mean the Debenture, this Guaranty and all other documents, instruments, and/or agreements evidencing or securing or delivered in connection with the Loan and any Additional Loan, executed by any Obligors on or about the date of this Guaranty for the benefit of the Holder, or any subsequent date, as such documents may be amended.

“Obligations” mean all of the monetary and other obligations of the Obligors that are due or owing to the Holder: (i) that arise under this Guaranty, (ii) that arise under the terms of any of the other Loan Documents, (iii) that arise conditionally, or that arise under any indemnification instruments, and/or (iv) that may arise in the future under any agreed upon contingent or standby commitments of any kind, whatsoever.

“Obligors” means any person or party obligated to perform any undertakings under any Loan Documents, and/or liable in any capacity to pay the Loan or any additional Loans and/or such other sums and indebtedness in accordance with any of the Loan Documents, together with their respective administrators, heirs, successors and assigns.

3. Consideration. The Guarantor expects to derive an economic or financial benefit from the Loan and any Additional Loan being made to the Company. However, the Holder is not willing to enter into the financial transactions that are contemplated in the Loan Documents unless the transactions are guaranteed for the benefit of the Holder. Accordingly, the Guarantor is executing, acknowledging and delivering this Guaranty Agreement to and for the benefit of the Holder.

4. Inducement. To induce Holder to make the Loan and any Additional Loans, the Guarantor desires to execute this Guaranty Agreement to unconditionally guarantee in full as an absolute guarantee the payment or repayment of: (i) all amounts advanced by the Holder under the Loan and any Additional Loans, (ii) all principal, interest, and all other amounts, costs, fees, payments and premiums due Holder in accordance with the terms of the Debenture, (iii) all indebtedness and payment obligations due Holder that are set forth or evidenced in all of the Loan Documents which have been executed, or will be executed in the future, to evidence or secure the Loan and any Additional Loans, (iv) all amounts arising in connection with all hold harmless provisions and indemnifications made to the Holder under the Loan Documents, and (v) all of the costs, fees and expenses that may be incurred by the Holder in accordance with the terms of the Loan Documents in connection with the Holder enforcing or attempting to enforce its rights or remedies under any Loan Documents, or incurred in the defense of its rights or remedies under any Loan Documents against any claim or cause of action, whether now existing or hereafter arising, and as any of the Loan Documents may be further amended or supplemented from time to time (collectively, the “Indebtedness and Payment Obligations”).

W I T N E S S E T H

Now, therefore, to induce the Holder to lend money to the Company, in reliance thereon by the Holder and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged and affirmed by the Guarantor as being adequate, the Guarantor hereby covenants and expressly agrees as follows:

1. Incorporation/Definitions. The Debenture and all of the recitals set forth above are incorporated herein by this reference and expressly made a part of this Guaranty Agreement, as if fully set forth in the body of this Guaranty Agreement. Unless the context otherwise specifies or requires, all of the defined terms set forth in the above recitals as well as throughout this Guaranty Agreement shall have the meanings that are set forth in the recitals or in the Debenture, such definitions to be applicable equally to the singular and the plural forms of such terms and to all genders. In the event that a conflict exists now or in the future between the Debenture and this Guaranty Agreement, the resolution of the conflict shall be determined by the Holder in its best interests so that the Holder continues to remain completely secured by this Guaranty Agreement and Guarantor, without interruption or diminution of its guaranties, which is the intention of all parties hereto.

2. Guaranty. Punctual payment in full of all of the following is hereby guaranteed: all Indebtedness and Payment Obligations.

3. Guaranty Unconditional. All payment obligations hereunder are unconditional undertakings, and are absolute, immediate and independent of the obligations of the Company, and irrespective of any enforceability issue under any Loan Documents. Holder shall not be required to make any demand upon the Company, foreclose its security interests or initiate, pursue, enforce or exhaust its remedies against the Company, the Collateral (as defined below and in the Debenture) or any other collateral whether before, concurrently with or after pursuing or enforcing its rights and remedies hereunder or at law or equity. The remedies of the Holder under this Guaranty are unconditional. They are independent of: (a) whether any collateral securing the Loan and any Additional Loans is lost, stolen, destroyed, severely damaged, involved in a legal proceeding, sold, or transferred; (b) any change to the Company’s status or existence; (c) whether a pleading is filed by the Company, under the United States Code with any United States Bankruptcy Court, or an order for relief is obtained by the Company from any United States Bankruptcy Court; and/or (d) any other action or circumstance or condition, whatsoever. When Holder makes demand under this Guaranty, the Guarantor agrees to immediately make payment in full to the Holder of all unpaid Obligations. Holder shall have any and all rights and remedies hereunder and/or under any or all of the Loan Documents, at law and/or in equity to whatever extent Holder shall deem appropriate. All rights and remedies shall be cumulative and not exclusive, and may be exercised independently of others, successively or concurrently, at any time or from time-to-time. A separate action or actions may be brought and prosecuted against any one or more guarantors, as often as Holder may deem expedient or advisable, regardless of whether action is brought against the Company or any other guarantors or whether the Company or all guarantors are joined in such action or actions, and regardless of whether any action is taken to realize the practical benefits of its security interests in any collateral.

a. Holder is authorized from time-to-time to: (i) extend, renew, amend or otherwise modify the terms of any Loan Documents with the consent of Company, notwithstanding the fact that any such extensions, renewals, amendments or modifications may be for a period or periods in excess of the original term thereof, may require curtailment of principal as well as interest, and may otherwise affect the substantive provisions of the Loan Documents; (ii) release any Collateral or otherwise permit the substitution or release of Collateral; (iii) release any one or more guarantors or any of the parties liable, whether primarily or secondarily, with or without consideration; (iv) grant any indulgence or forbearance whatsoever to any party obligated under any Loan Documents; (v) take enforcement action against any one guarantor but not against another guarantor or against the Company; (vi) make advances for the purpose of performing any term, provision or covenant contained in any Loan Documents with respect to which Company shall then be in default, or decline to make any such advances; (vii) increase the loan amount; and (viii) waive any failure to act with diligence, or delay in the collection or enforcement of any rights. Holder may do any or all of the preceding without notice or demand to anyone, and without adversely affecting any liability under this Guaranty, whatsoever. Notwithstanding the foregoing, the prompt execution and delivery, upon Holder’s request, of any additional written assurance or reaffirmation prepared by Holder, of the obligations and covenants hereunder, is hereby expressly agreed to at the sole but reasonable cost of the Guarantor.

b. The execution and delivery and the observance and performance of this Guaranty Agreement does not and will not conflict with or result in a breach of, or cause a default under, the terms or provisions of, any existing rule, regulation or order of any court or governmental body or of any indenture, agreement or instrument to which any guarantors are a pertinent party or by which they are bound or to which they are subject.

c. This Guaranty Agreement has been duly executed and delivered and constitutes a valid and binding guaranty enforceable against Guarantor in accordance with its terms.

4. Payment of Costs and Attorneys’ Fees. The Holder shall be reimbursed for any and all reasonable costs, fees and expenses that it incurs in connection with it enforcing or attempting to enforce this Guaranty Agreement, or that it incurs in the defense of this Guaranty Agreement against any claim or cause of action, now or hereafter arising, including an award of attorneys’ fees in the amount of all reasonable and actual attorneys’ fees that are reasonably incurred by the Holder until the Loan and any Additional Loans are paid in full (collectively, the “Costs and Attorneys’ Fees”). The Holder shall be reimbursed immediately upon demand for its Costs and Attorneys’ Fees.

5. Acceleration. Notwithstanding anything that may be contained in this Guaranty Agreement or in any of the other Loan Documents to the contrary, the maturity of the Indebtedness and Payment Obligations may, at Holder’s sole option, be accelerated as to the Guarantor upon any Event of Default.

6. Rescission of Election to Accelerate. All acceleration remedies are unlimited; however, the Holder reserves the right to rescind any such election to accelerate, without prejudice to any Holder rights and remedies, in the sole and absolute discretion of the Holder.

7. Subordination. Any indebtedness of the Company now or hereafter owed to or held by any Guarantor, its successors, assigns, and/or affiliates (the “Related Party Debt”) is hereby subordinated to the Indebtedness and Repayment Obligations. All Related Party Debt and all interest thereon and any related liens, security interests and rights, now or hereafter existing, shall at all times be subordinate in all respects to the obligations and undertakings in this Guaranty Agreement, and to the rights and remedies of the Holder, now or hereafter existing. No Related Party Debt shall be enforced or collected, directly or indirectly, for so long as any Indebtedness and Payment Obligations remains outstanding, except that payment of all scheduled installments of interest may be made as long as no Default has occurred and is then continuing.

8. Irrevocable Guaranty. All of the obligations, duties, promises, covenants, guarantees, representations and provisions made herein shall be irrevocable and shall continue to remain in full force and effect until any and all liabilities and contingent liabilities remaining outstanding under any of the Loan Documents, have been paid and/or satisfied in full.

9. Continuing Nature of this Guaranty. This Guaranty Agreement is of a continuing nature, and modifications, indulgences, surrender of any Collateral, and renewals may occur in connection with the Loan and any Additional Loans, without discharging any guarantors of the Loan and any Additional Loans. Holder may maintain successive actions under this Guaranty as Holder may elect, and its rights hereunder shall not be exhausted by its exercise of any of its rights or remedies or by any such action or by any number of successive actions, and every right, power or remedy to Holder shall be concurrent and may be pursued from time to time as often as Holder deems expedient, separately or successively. There are no conditions which must precede the exercise of any Holder remedies. This is not a guaranty of collection. This Guaranty and all obligations hereunder shall apply to and continue with respect to all outstanding amounts due under the Loan Documents for any reason whatsoever (notwithstanding, without limitation, any insolvency, fraud, mistake or otherwise), and despite the fact that the principal of the Debenture may have been previously paid in full or this Guaranty Agreement returned, or both.

10. Other Covenants. For so long as any Indebtedness and Payment Obligations remain outstanding, it is further covenanted that: (a) any indebtedness and payment obligations accruing after the date of any such bankruptcy, reorganization or insolvency proceeding shall be included in the Indebtedness and Payment Obligations, because it is the intention of the parties that the amount of the Indebtedness and Payment Obligations which is the subject of this Guaranty Agreement should be determined without regard to any rule or law or order which may relieve the Company of any portion of its payment obligations to the Holder; (b) none of the terms of this Guaranty Agreement shall be deemed to have been abrogated or waived by reason of any failure or failures to enforce any of such terms; and (c) all of the financial covenants (as that term is, or may be, described in the Debenture) that are applicable to Guarantor, shall be maintained.

11. Negative Covenants. For so long as the Loan and any Additional Loans remain outstanding, Guarantor will not: (a) transfer or assign any of its now owned or hereafter acquired assets, other than in the ordinary course of business; or (b) further mortgage, hypothecate or pledge any now owned or hereafter acquired assets.

12. Security and Collateral.

(a) To secure the payment and performance of all the Obligations”), the Guarantor does hereby pledge, assign, transfer and deliver to Holder, and the Guarantor does hereby grant to Holder, a continuing and unconditional first priority security interest in and to any and all of the Guarantor’s assets of whatever kind or nature, now owned or hereafter acquired, including, without limitation, the following, whether now owned or hereafter acquired (collectively, the “Collateral”)(capitalized terms used in this Section 12 that are not otherwise defined herein shall have the meanings set forth in Article 9 of the applicable Uniform Commercial Code):

i. all Accounts, Chattel Paper, Commercial Tort Claims, Contract Rights, Goods, Deposit Accounts, Equipment, Financial Assets, General Intangibles, Inventory, Investment Property, Payment Intangibles, Securities Entitlements and Securities Accounts;

ii. all intellectual property rights, including all copyrights, trademarks, patents and all applications and registrations with respect thereto;

iii. all Pledged Equity;

iv. all prepaid deposits made by the Guarantor with the manufacturers of its products, and all Inventory produced by such manufacturers;

v. all substitutes or replacements for any of the foregoing;

vi. all cash or non-cash proceeds, products, income, benefits, rents, receivables, and profits for or on account of any of the foregoing (including, without limitation, all insurance policies and proceeds of insurance payable by reason of loss or damage); and

vii. all books, data and records pertaining to any Collateral, whether in the form of a writing, photograph, microfilm or electronic media, including but not limited to any computer-readable memory and any computer software necessary to process such memory (“Books and Records”).

(b) The Guarantor agrees with regard to the Collateral: (i) that the Holder is authorized to file financing statements in the name of the Guarantor to perfect the Holder’s security interest in the Collateral; (ii) that the Holder is authorized to notify any buyers of the Collateral of the Holder’s interest in the Collateral, (iii) not to sell, hypothecate or dispose of, nor permit the transfer by operation of law of, any Collateral or any interest in the Collateral other than in the ordinary course of business; (iv) to permit the Holder to inspect the Collateral at any time during regular business hours and upon reasonable prior notice; (v) to receive and use reasonable diligence to collect the Collateral consisting of Accounts and other rights to payment and proceeds and to furnish Holder upon request a collection report in form satisfactory to the Holder; (vi) to give only normal allowances and credits and to advise the Holder thereof immediately in writing if they affect any rights to payment or proceeds in any material respect; (vii) from time to time, when requested by the Holder, to prepare and deliver a schedule of all the Collateral subject to this Section 12; and (viii) to provide any service and do any other acts which may be necessary to maintain, preserve and protect all the Collateral and, as appropriate and applicable, to keep all the Collateral in good and saleable condition, to deal with the Collateral in accordance with the standards and practices adhered to generally by users and manufacturers of like property, and to keep all the Collateral free and clear of all defenses, rights of offset and counterclaims.

(c) The Guarantor appoints the Holder its attorney in fact to perform any of the following rights, which are coupled with an interest, are irrevocable until payment in full of the Obligations and may be exercised from time to time by the Holder after the occurrence and during the continuance of an Event of Default (except that those rights set forth in the following clause (i), (iii) and (viii) may be exercised by Holder at any time): (i) to perform any obligation of the Guarantor hereunder in the Guarantor’s name or otherwise; (ii) to release Persons liable on the Collateral and to give receipts and acquittances and compromise disputes; (iii) to prepare, execute, file, record or deliver notes, assignments, schedules, designation statements, financing statements, continuation statements, termination statements, statements of assignment, applications for registration or like documents to perfect, preserve or release the Holder’s interest in the Collateral; (iv) to take cash, instruments for the payment of money and other property to which the Holder is entitled; (v) to verify facts concerning the Collateral by inquiry of obligors thereon, or otherwise, in its own name or a fictitious name; (vi) to endorse, collect, deliver and receive payment under instruments for the payment of money constituting or relating to the Collateral; (vii) to prepare, adjust, execute, deliver and receive payment under insurance claims, and to collect and receive payment of and endorse any instrument in payment of loss or returned premiums or any other insurance refund or return, and to apply such amounts received by the Holder toward repayment of the Obligations or, where appropriate, replacement of the Collateral; and (viii) to do all acts and things and execute all documents in the name of the Guarantor or otherwise, deemed by the Holder as necessary, proper and convenient in connection with the preservation, perfection or enforcement of its rights hereunder with respect to the Collateral.

(d) The Guarantor hereby represents and warrants to the Holder that the Guarantor is the sole owner of the Collateral and has good and marketable title to the Collateral, free and clear of all liens, mortgages, pledges, security interests, claims, encumbrances, charges, or restrictions of any kind

13. Setoff. Holder is hereby granted the right of setoff against any money, securities or other property of the Guarantor, now or hereafter in the possession of or on deposit with Holder, or in escrow or in trust for the benefit of Holder, whether held in a general or special account or deposited with Holder for safekeeping or otherwise. For the purpose of effectuating an unconditional right of setoff in favor of Holder, it is agreed that any and all of said accounts are hereby deemed to be “general” accounts and not special accounts. Every such right of setoff may be exercised without any prior notice or demand. No right of setoff shall be deemed to have been waived by any act or conduct on the part of Holder, by any neglect to exercise any such right of setoff or to enforce such right, or by any delay in so doing.

14. Notices. All notices required, contemplated or made hereunder shall be in writing, and shall be deemed to have been properly sent when deposited with the United States Postal Service, sent registered or certified mail, postage prepaid, return receipt requested, or when notice is deposited with a recognized overnight international delivery service company, delivery fees prepaid, if addressed to:

Holder: as set forth in the Debenture Register,

or if to the Guarantor, to the address beside the signature as set out below, or if no address is stated herein (or said address is illegible) to the last known address as may be set forth in Holder’s books and records, or such other address as may be specified by any party pursuant to written notification thereof and given by such party as required above at least five days prior to the effective date of change.

15. Validity Notwithstanding Any Partial Invalidity. If any provision of this Guaranty shall be held to be invalid or unenforceable for any reason, whether as to one or more guarantors, either generally or as to any particular set of circumstances, then all other provisions hereof shall nevertheless remain valid and in full force and effect, and enforceable in accordance with their terms, and construed to continue to protect the secured interests of the Holder until the Indebtedness and Payment Obligations are paid in full.

16. No Conditions Precedent To Exercise of Remedies. Unless expressly released and discharged in writing by the Holder, no inaction on the part of the Holder shall have any adverse effect, whatsoever, on any of the requirements and obligations that are imposed under this Guaranty, or on the rights and remedies of the Holder hereunder.

17. Inducement. It is acknowledged that the Holder would not have made the Loan and any Additional Loans to the Company, but for reliance upon this Guaranty Agreement.

18. Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Guaranty Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflict of laws thereof. Each party agrees that all legal proceedings concerning the interpretation, enforcement and defense of the transactions contemplated by this Guaranty Agreement (whether brought against a party hereto or its respective Affiliates, directors, officers, shareholders, employees or agents) shall be commenced in the state and federal courts sitting in the City of New York, Borough of Manhattan (the “New York Courts”). Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such New York Courts, or such New York Courts are improper or inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Guaranty Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by applicable law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Guaranty Agreement or the transactions contemplated hereby.

19. Grammar. Words of any gender used in this Guaranty Agreement shall be held and construed to include any other gender, words in the singular grammar context including any defined terms shall be held to include the plural, and vice versa, and words in the singular possessive case shall be held to include words in the plural possessive case, and vice versa, unless the context requires otherwise.

20. Successors Bound. The obligations hereunder shall be binding upon Guarantor, and any and all successors and/or assigns.

21. Calculation. All outstanding Indebtedness and Payment Obligations shall be calculated and determined by Holder in good faith, and absent manifest error be binding upon the guarantors herein.

22. Paragraph Headings. The paragraph headings used within this agreement are for convenience only and shall not affect the meanings set forth in such paragraphs, or in this Guaranty.

23. Counterparts. This Guaranty may be executed by the parties hereto in separate counterparts, each of which, when so executed and delivered, shall be an original, but all such counterparts shall together constitute one and the same instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

24. Reserved.

25. Miscellaneous. The transfer, assignment or endorsement of any Loan Documents shall automatically pass all the benefits arising hereunder to the new holder thereof, and the Guarantor shall remain liable hereunder in accordance with the terms of this Guaranty Agreement. The benefits of this Guaranty Agreement shall inure to the benefit of the Holder and all Debenture holders.

26. RESERVED

27. CERTAIN WAIVERS. EACH AND EVERY RIGHT, DEFENSE OR CLAIM THAT IS LISTED BELOW IS HEREBY KNOWINGLY AND INTENTIONALLY WAIVED: (a) ANY RIGHT TO REQUIRE HOLDER TO ENFORCE ANY REMEDIES AGAINST THE COMPANY AND/OR ANY COLLATERAL; (b) ANY RIGHT TO REQUIRE HOLDER TO PURSUE ANY OTHER REMEDY IN HOLDER’S POWER AS A CONDITION TO PERFORMANCE UNDER THIS GUARANTY AGREEMENT; (c) ANY DEFENSE ARISING BY REASON OF ANY DISABILITY, OR THE DISABILITY OF ANY OF THE OTHER GUARANTORS; (d) ALL RIGHTS OF SUBROGATION, INDEMNIFICATION, REIMBURSEMENT AND CONTRIBUTION UNTIL ALL INDEBTEDNESS DUE THE HOLDER SHALL HAVE FIRST BEEN PAID IN FULL, EVEN THOUGH SUCH INDEBTEDNESS IS IN EXCESS OF ANY LIABILITY HEREUNDER; (e) ALL RIGHTS OF OR TO PRESENTMENTS, DEMANDS FOR PERFORMANCE, NOTICES OF NONPERFORMANCE, PROTESTS, NOTICES OF PROTEST, DEMANDS, NOTICES OF DEMANDS, NOTICES OF DISHONOR, NOTICES OF NON-PAYMENT AND NOTICES OF ACCEPTANCE OF THIS GUARANTY AND OF THE EXISTENCE, CREATION, OR INCURRING OF NEW OR ADDITIONAL INDEBTEDNESS OF THE COMPANY; (f) ALL RIGHTS TO REQUIRE WRITTEN ACCEPTANCE OF THIS GUARANTY AGREEMENT BY HOLDER; (g) ALL RIGHTS TO A TRIAL BY JURY WITH RESPECT TO ANY CLAIMS OR COUNTERCLAIMS BROUGHT HEREIN; (h) ALL CLAIMS FOR CONSEQUENTIAL OR SPECIAL DAMAGES; (i) THE RIGHT TO INTERPOSE ANY DEFENSE BASED UPON ANY CLAIM OF LACHES, INDULGENCES, DETERIORATION OF COLLATERAL, EXTENSION OF TIME OF PAYMENT, RENEWALS AND MODIFICATIONS; and (j) THE RIGHT TO ASSERT ANY SET-OFF IN FAVOR OF ANY GUARANTOR PRIOR TO PAYMENT IN FULL TO THE HOLDER. IT IS REPRESENTED AND WARRANTED THAT LEGAL COUNSEL OF CHOICE HAS BEEN AVAILABLE OR RETAINED TO REVIEW AND INTERPRET THIS GUARANTY AGREEMENT AND ALL WAIVERS AND RELEASES CONTAINED HEREIN, SAID COUNSEL HAVING AN OPPORTUNITY TO EXPLAIN AND ADVISE THE CONTENTS AND MEANING SET FORTH IN THIS GUARANTY TO GUARANTOR, AND THAT IT COMPLETELY UNDERSTANDS THIS GUARANTY AGREEMENT HAVING SEEN AND READ ITS CONTENTS, AND IS EXECUTING THIS GUARANTY AGREEMENT VOLUNTARILY AND WITH FREE CONSENT AND DESIRE, FOR GOOD AND VALUABLE CONSIDERATION.

(signatures follow on next page)

WITNESS the following signatures and seals to this Unconditional Guaranty Agreement:

Guarantor:

By:
Name:
Title:

ANNEX A

NOTICE OF CONVERSION

The undersigned hereby elects to convert principal under the 10% Senior Secured Convertible Debenture due August 27,2026 of Legacy Education Alliance, Inc., Inc., a Nevada corporation (the “Company”), into shares of common stock (the “Common Stock”), of the Company according to the conditions hereof, as of the date written below. If shares of Common Stock are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company in accordance therewith. No fee will be charged to the holder for any conversion, except for such transfer taxes, if any.

By the delivery of this Notice of Conversion the undersigned represents and warrants to the Company that its ownership of the Common Stock does not exceed the amounts specified under Section 4 of this Debenture, as determined in accordance with Section 13(d) of the Exchange Act.

The undersigned agrees to comply with the prospectus delivery requirements under the applicable securities laws in connection with any transfer of the aforesaid shares of Common Stock.

Conversion calculations:

Date to Effect Conversion:

Principal Amount of Debenture to be Converted:

Payment of Interest in Common Stock __ yes __ no

If yes, $_____ of Interest Accrued on Account of Conversion at Issue.

Number of shares of Common Stock to be issued:

Signature:

Name:

Address for Delivery of Common Stock Certificates:

Or

DWAC Instructions:

Broker No:

Account No:

Schedule 1

CONVERSION SCHEDULE

The 10% Senior Secured Convertible Debentures due on August 27, 2026 in the aggregate principal amount of $1,000,000 are issued by Legacy Education Alliance, Inc., Inc., a Nevada corporation. This Conversion Schedule reflects conversions made under Section 4 of the above referenced Debenture.

Dated:

Date of Conversion (or for first entry, Original Issue Date)	Amount of Conversion	Aggregate Principal Amount Remaining Subsequent to Conversion (or original Principal Amount)	Company Attest